UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 25, 2022

Plantronics, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE	POLY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On June 27, 2022, HP Inc. (“HP”) announced that it commenced (i) an offer to exchange (the “Exchange Offer”) any and all outstanding notes (the “Poly Notes”) issued by Plantronics, Inc. (“Poly” or the “Company”) for up to $500,000,000 aggregate principal amount of new notes to be issued by HP and cash and (ii) the related solicitation of consents (the “Consent Solicitation” and, together with the Exchange Offer, the “Exchange Offer and Consent Solicitation”) to adopt the Amendments (as defined below) to the indenture (the “Poly Indenture”) governing the Poly Notes. The Exchange Offer and Consent Solicitation was commenced in connection with the pending acquisition of Poly by HP (the “Acquisition”), which is expected to be completed by the end of the calendar year 2022, subject to customary closing conditions, including regulatory approvals.

On July 19, 2022, HP announced that the requisite number of consents have been received to adopt the Amendments with respect to all outstanding Poly Notes, which results are based on early tenders in the Exchange Offer and Consent Solicitation. Following the receipt of the requisite consents, on July 25, 2022, Poly entered into a supplemental indenture (the “Supplemental Indenture”) to the Poly Indenture implementing the Amendments.

The proposed amendments (the “Amendments”) contained in the Supplemental Indenture will amend the Poly Indenture to, among other things, eliminate from the Poly Indenture (i) substantially all of the restrictive covenants, (ii) certain of the events which may lead to an “Event of Default”, (iii) the restrictions on Poly consolidating with or merging into another person or conveying, transferring or leasing all or any of its properties and assets to any person, (iv) the reporting covenant and (v) the obligation to offer to purchase the Poly Notes upon certain change of control transactions (including the Acquisition). The Amendments will only become operative upon the settlement of the Exchange Offer, which is expected to occur promptly after the Expiration Date (as defined in the exchange offer memorandum and consent solicitation statement, dated June 27, 2022 and as amended from time to time) and no earlier than the closing date of the Acquisition.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders

The information set forth above under Item 1.01 with respect to the Supplemental Indenture is hereby incorporated by reference into this Item 3.03.

Forward-Looking Statements:

This communication contains forward-looking statements that involve risks and uncertainties, including statements regarding: the Acquisition, including the expected timing of the closing of the Acquisition; the anticipated benefits of the Acquisition and other considerations taken into account by the Board of Directors of the Company in approving the Acquisition; and expectations for the Company prior to and following the closing of the Acquisition. If any of these risks or uncertainties materialize, or if any HP’s or Poly’s assumptions prove incorrect, the Company’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Additional risks and uncertainties include those associated with: the possibility that the conditions to the closing of the Acquisition are not satisfied on a timely basis or at all, including the risk that required regulatory approvals to consummate the Acquisition are not obtained; potential litigation relating to the Acquisition; uncertainties as to the timing of the consummation of the Acquisition; the ability of each party to consummate the Acquisition; the occurrence of any event, change or other circumstances that could give rise to the right to terminate the Acquisition; possible disruption related to the Acquisition to the Company’s current plans and operations, including through the loss of employees, customers and business partners; economic, market, business or geopolitical conditions (including resulting from the COVID-19 pandemic, supply chain disruptions, or the military conflict in Ukraine and related sanctions against Russia and Belarus) or competition, or changes in such conditions, negatively affecting the Company’s business, operations and financial performance; the failure to realize anticipated benefits of the Acquisition when expected or at all; and other risks and uncertainties detailed in the periodic reports that the Company files with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on May 27, 2022, which may be obtained on the investor relations section of the Company’s website (https://investor.poly.com). All forward-looking statements in this communication are based on information available to the Company as of the date of this communication, and the Company does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
4.1
First Supplemental Indenture, dated as of July 25, 2022, to the Indenture, dated March 4, 2021, by and among Plantronics, Inc., the Subsidiary Guarantor party thereto and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 27, 2022	PLANTRONICS, INC.

		By:	/s/ Lisa Bodensteiner
		Name:	Lisa Bodensteiner
		Title:	Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary